SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                   FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



              Date of report (Date of earliest event reported) December 13, 2000 (December 1, 2000)



                             SHORE BANCSHARES, INC.
               (Exact name of Registrant as specified in Charter)



     Maryland                      000-22345                  52-1974638
State or other Jurisdiction   (Commission File Number)      (IRS Employer
  of incorporation)                                        Identification No.)

                     18 East Dover Street, Easton, MD 21601
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 822-1400
                                                           --------------



                109 North Commerce Street, Centreville, MD 21617
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Change in Control of Registrant

         Effective December 1, 2000, Talbot Bancshares, Inc., a Maryland corporation, was merged with and into Shore Bancshares, Inc., in a pooling transaction, pursuant to a Plan and Agreement to Merge dated July 25, 2000, and amended on November 30, 2000, by and between Talbot Bancshares, Inc. and Shore Bancshares, Inc. under which each share of common stock of Talbot Bancshares, Inc. was converted into the right to receive 2.85 shares of common stock of Shore Bancshares, Inc., with cash being paid in lieu of fractional shares. Shore Bancshares, Inc. issued 3,407,098 shares of its common stock pursuant to the merger. Prior to the merger, Shore Bancshares, Inc. had 1,194,237 shares of common stock issued and outstanding.

         Pursuant to the Plan and Agreement to Merge, Shore Bancshares, Inc. has a new board of directors consisting of eleven members, six of whom were directors of Talbot Bancshares, Inc. before the merger, and five of whom were directors of Shore Bancshares, Inc. before the merger. The six new directors of Shore Bancshares, Inc. are as follows: Herbert L. Andrew, III, Lloyd L. Beatty, Jr., Ronald N. Fox, Richard C. Granville, David L. Pyles, and W. Moorhead Vermilye. These directors join Paul M. Bowman, David C. Bryan, Daniel T. Cannon,
B. Vance Carmean, Jr., and Neil R. LeCompte, who were serving previously on the Shore Bancshares, Inc. Board of Directors.

         Six individuals who served on the Board of Directors of Shore Bancshares, Inc. before the merger are no longer directors of Shore Bancshares, Inc. after the merger, but continue to serve as directors of The Centreville National Bank of Maryland, a national banking association, and wholly owned subsidiary of Shore Bancshares, Inc. Seven individuals who served on the Board of Directors of Talbot Bancshares, Inc. before the merger continue to serve as directors of The Talbot Bank of Easton, Maryland, a Maryland state-chartered commercial bank, which, after the merger, became a wholly owned subsidiary of Shore Bancshares, Inc.

         Mr. Vermilye, who served as President of Talbot Bancshares, Inc. before the merger, has become President and Chief Executive Officer of Shore Bancshares, Inc. Mr. Cannon, President of Shore Bancshares, Inc. before the merger, has been named Executive Vice President and Chief Operating Officer of Shore Bancshares, Inc. The principal office of Shore Bancshares, Inc. has been moved from 109 North Commerce Street, Centreville, Maryland 21617 to 18 East Dover Street, Easton, Maryland 21601.

         As part of the merger, the stockholders amended and restated Shore Bancshares, Inc.'s Articles of Incorporation and Bylaws. A copy of the Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 to this Current Report and is incorporated by reference herein. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report and is incorporated by reference herein.

Item 2.  Acquisition or Disposition of Assets

         The merger of Talbot Bancshares, Inc. with and into Shore Bancshares, Inc. was consummated on December 1, 2000, pursuant to a Plan and Agreement to Merge dated July 25, 2000, as amended. Shore Bancshares, Inc.'s Registration Statement on Form S-4 (Registration No. 333-46890), which was declared effective by the Securities and Exchange Commission on October 16, 2000, sets forth certain information regarding the merger, Talbot Bancshares, Inc., and Shore Bancshares, Inc., including, but not limited to, the date and manner of the merger, a description of the assets involved, the nature and amount of consideration paid by Shore Bancshares, Inc., the method used for determining the amount of such consideration, the nature of any material relationships between Shore Bancshares, Inc. and Talbot Bancshares, Inc. or any officer or director of the entities, or any associate of any such officer or director, and the nature of the business of operation of the combined company after the merger. The additional information set forth under Item 1 of this Current Report is incorporated by reference herein.

         A copy of the press release announcing the closing of the merger is filed as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Financial Statements of Business Acquired.

       TALBOT BANCSHARES, INC.
       Independent Auditors' Report                                        F-1
       Consolidated Balance Sheets as of December 31, 1999 and 1998        F-2
       Consolidated Statements of Income for the Years Ended
       December 31, 1999, 1998 and 1997                                    F-3
       Consolidated Statements of Stockholders' Equity
          for the years ended December 31, 1999, 1998, 1997                F-4
       Consolidated Statements of Cash Flows                               F-5
       Notes to Consolidated Financial Statements                          F-7

       TALBOT BANCSHARES, INC.
       Consolidated Balance Sheets - September 30, 2000 (unaudited)
       and December 31, 1999                                               F-23
       Consolidated Statements of Income (unaudited) - Nine months ended
       September 30, 2000 and 1999                                         F-24
       Statements of Cash Flows (unaudited) - Nine month periods ended
       September 30, 2000 and 1999                                         F-25
       Notes to Consolidated Financial Statements                          F-26

b)     Pro Forma Financial Information

       Pro Forma Consolidated Balance Sheet as of
       December 31, 1999 (unaudited)                                       F-27
       Pro Forma Consolidated Statements of Income for the
       Nine Months Ended September 30, 2000 (unaudited)                    F-28
       Pro Forma Consolidated Statements of Income of the Year
       Ended December 31, 1999 (unaudited)                                 F-29


(c)  Exhibits.  The following exhibits are filed with this report:

2.1 Plan and Agreement to Merge, dated July 25, 2000, by and between Shore Bancshares, Inc. and Talbot Bancshares, Inc. (incorporated by reference to Exhibit 2.1 on Form 8-K filed by Shore Bancshares, Inc. on July 31, 2000.)

*2.2 Amendment to Plan and Agreement to Merge, dated November 30, 2000, by and between Shore Bancshares, Inc. and Talbot Bancshares, Inc.

*3.1     Shore Bancshares, Inc. Amended and Restated Articles of Incorporation.

*3.2     Shore Bancshares, Inc. Amended and Restated By-Laws.

10.1 Form of Employment Agreement with W. Moorhead Vermilye (incorporated by reference to Appendix XIII of Exhibit 2.1 on Form 8-K filed by Shore Bancshares, Inc. on July 31, 2000).

10.2 Form of Employment Agreement with Daniel T. Cannon (incorporated by reference to Appendix XIII of Exhibit 2.1 on Form 8-K filed by Shore Bancshares, Inc. on July 31, 2000).

*21      Subsidiaries of Shore Bancshares, Inc.

23       Consent of Stegman & Company

*99.1    Press Release, dated December 1, 2000.

----------------------------

*Previously filed on Form 8-K filed December 14, 2000 and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SHORE BANCSHARES, INC.



Date: February 9, 2001                   By:  /s/ W. Moorhead Vermilye
                                              __________________________________
                                                W. Moorhead Vermilye
                                                President and CEO

                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibit

2.1 Plan and Agreement to Merge, dated July 25, 2000, by and between Shore Bancshares, Inc. and Talbot Bancshares, Inc. (incorporated by reference to Exhibit 2.1 on Form 8-K filed by Shore Bancshares, Inc. on July 31, 2000.)

*2.2 Amendment to Plan and Agreement to Merge, dated November 30, 2000, by and between Shore Bancshares, Inc. and Talbot Bancshares, Inc.

*3.1     Shore Bancshares, Inc. Amended and Restated Articles of Incorporation.

*3.2     Shore Bancshares, Inc. Amended and Restated By-Laws.

10.1 Form of Employment Agreement with W. Moorhead Vermilye (incorporated by reference to Appendix XIII of Exhibit 2.1 on Form 8-K filed by Shore Bancshares, Inc. on July 31, 2000).

10.2 Form of Employment Agreement with Daniel T. Cannon (incorporated by reference to Appendix XIII of Exhibit 2.1 on Form 8-K filed by Shore Bancshares, Inc. on July 31, 2000).

*21      Subsidiaries of Shore Bancshares, Inc.

23       Consent of Stegman & Company

*99.1    Press Release, dated December 1, 2000.

----------------------------

*Previously filed on Form 8-K filed December 14, 2000 and incorporated by reference herein.

                          INDEPENDENT AUDITORS' REPORT





The Board of Directors and Stockholders
Talbot Bancshares, Inc.
Easton, Maryland


We have audited the accompanying consolidated balance sheets of Talbot Bancshares, Inc. as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Talbot Bancshares, Inc. as of December 31, 1999 and 1998, and the consolidated results of its operations and cash flows for each of the three years in the period ended December 31, 1999, in conformity with generally accepted accounting principles.






Baltimore, Maryland
January 21, 2000




                           CONSOLIDATED BALANCE SHEETS
                           December 31, 1999 and 1998


                                                                                        1999                      1998


ASSETS
    Cash and due from banks (Notes 1 and 2)                                       $    5,535,294             $    8,003,809
    Federal funds sold                                                                24,714,372                 12,402,615
    Investment securities:  (Notes 1, 3 and 8)
      Available for sale - at fair value                                              64,887,961                 69,500,252
      Held to maturity - at amortized cost - fair value of
        $8,161,653 (1999) and $13,962,764 (1998)                                       8,301,833                 13,870,709
    Loans, less allowance for credit losses (1999) $2,742,984
      (1998) $2,582,433 (Notes 1 and 4)                                              216,033,115                191,780,928
    Premises and equipment (Notes 1 and 5)                                             2,977,982                  2,976,637
    Accrued interest receivable on loans and investment securities                     2,121,616                  2,169,505
    Deferred income taxes (Notes 1 and 12)                                             1,430,702                    342,440
    Other real estate (Note 1)                                                            74,116                    163,765
    Other assets (Notes 6 and 9)                                                         992,276                  1,043,083
                                                                                 ---------------          -----------------

      Total assets                                                                  $327,069,267               $302,253,743
                                                                                    ============               ============

LIABILITIES
    Deposits: (Notes 3 and 7)
      Noninterest-bearing demand                                                   $  31,691,459               $ 25,483,195
      NOW and Super NOW                                                               50,103,825                 50,206,909
      Certificates of deposit, $100,000 or more                                       58,324,287                 45,733,348
      Other time and savings                                                         133,828,780                128,505,823
                                                                                   -------------              -------------
                                                                                     273,948,351                249,929,275

    Short term borrowings (Notes 1, 3 and 8)                                          16,343,413                 17,111,375
    Accrued interest payable on deposits and borrowings                                  474,006                    483,148
    Other liabilities (Note 9)                                                           421,340                    446,215
                                                                                   -------------              -------------

      Total liabilities                                                              291,187,110                267,970,013
                                                                                   -------------              -------------

COMMITMENTS (Notes 5, 9 and 16)

STOCKHOLDERS' EQUITY (Notes 10 and 13)
    Common stock, par value $.01, authorized 25,000,000 shares;
      issued and outstanding (1999) 1,193,308 shares;
      (1998)  1,192,202 shares                                                            11,933                     11,922
    Surplus                                                                           12,724,287                 12,663,141
    Retained earnings                                                                 24,312,342                 21,163,696
    Accumulated other comprehensive income (loss) (Notes 1 and 3)                     (1,166,405)                   444,971
                                                                                   -------------              -------------

        Total stockholders' equity                                                    35,882,157                 34,283,730
                                                                                   -------------              -------------

        Total liabilities and stockholders' equity                                 $ 327,069,267               $302,253,743
                                                                                   =============               ============

The notes to consolidated financial statements are an integral part of these statements.

                        CONSOLIDATED STATEMENTS OF INCOME
                   For the Years Ended December 31, 1999, 1998
                                    and 1997


                                                                             1999                1998                1997
                                                                            -----               -----                ----


INTEREST INCOME
  Loans, including fees (Notes 1 and 4)                                   $17,366,724         $16,571,485         $15,659,584
  Interest and dividends on investment securities
    Taxable                                                                 4,307,242           3,564,032           3,189,376
    Tax-exempt                                                                154,139             219,038             292,467
  Federal funds sold                                                          548,672             693,272             530,721
                                                                        -------------      --------------      --------------

        Total interest income                                              22,376,777          21,047,827          19,672,148
                                                                         ------------        ------------        ------------

INTEREST EXPENSE
  NOW and Super NOW accounts                                                1,272,386           1,468,201           1,333,672
  Certificates of deposit, $100,000 or more                                 2,324,481           1,936,399           1,463,450
   Other time and savings                                                   5,616,962           5,455,539           5,334,401
  Securities sold under agreements to repurchase                              677,198             602,534             464,496
                                                                        -------------       -------------       -------------

        Total interest expense                                              9,891,027           9,462,673           8,596,019
                                                                         ------------        ------------       -------------

NET INTEREST INCOME                                                        12,485,750          11,585,154          11,076,129

PROVISION FOR CREDIT LOSSES (Notes 1 and 4)                                   240,000             240,000             225,000
                                                                        -------------        ------------       -------------

NET INTEREST INCOME AFTER PROVISION
    FOR CREDIT LOSSES                                                      12,245,750          11,345,154          10,851,129
 NONINTEREST INCOME
  Service charges on deposit accounts                                         761,330             623,698             536,801
  Other service charges, commissions and fees                                 169,302             151,266             120,700
  Gain (loss) on sale of securities (Note 3)                                   12,171              (9,692)              5,519
  Other operating income, net (Note 6)                                         42,082              21,599              50,342
                                                                      ---------------        ------------       -------------
                                                                              984,885             786,871             713,362
                                                                        -------------        ------------       -------------

NONINTEREST EXPENSES
  Salaries and wages                                                        2,671,492           2,559,543           2,490,013
  Employee benefits (Notes 9, 10 and 11)                                      933,381             861,862             891,674
  Occupancy expense (Note 5)                                                  450,249             394,101             396,753
  Furniture and equipment expense                                             330,478             306,890             285,208
  Data processing                                                             382,172             331,979             320,430
  Other operating expenses                                                  1,533,544           1,516,655           1,444,346
                                                                         ------------         -----------        ------------
                                                                            6,301,316           5,971,030           5,828,424
                                                                         ------------         -----------        ------------

INCOME BEFORE INCOME TAXES                                                  6,929,319           6,160,995           5,736,067
Federal and State income taxes (Note 12)                                    2,409,357           2,146,309           2,062,055
                                                                         ------------        ------------        ------------

NET INCOME                                                                $ 4,519,962         $ 4,014,686         $ 3,674,012
                                                                          ===========         ===========         ===========

Basic earnings per common share (Notes 1 and  18)                            $3.79               $3.37                $3.09
                                                                             =====               =====                =====
Diluted earnings per common share                                            $3.72               $3.33                $3.06
                                                                             =====               =====                =====

The notes to consolidated financial statements are an integral part of these statements.

                    CONSOLIDATED STATEMENTS OF STOCKHOLDERS'
                     EQUITY For the Years Ended December 31,
                               1999, 1998 and 1997

                                                                                                 Accumulated
                                                                                                    Other             Total
                                                     Common                       Retained      Comprehensive      Stockholders'
                                                     Stock         Surplus        Earnings       Income (Loss)        Equity
                                                 --------------------------------------------------------------------------------

Balances, January 1, 1997                           $ 11,862    $12,435,292      $15,616,264      $(143,413)       $27,920,005

Comprehensive income:
Net income                                              -              -           3,674,012          -              3,674,012
Other comprehensive income, net of tax:
 Unrealized gain on available for
 sale securities, net of reclassification
 adjustment of $(17,120)                                -              -                -           274,644            274,644
                                                                                                                  ------------

Total comprehensive income                                                                                           3,948,656
                                                                                                                  ------------

2,968 shares issued under 401(k) plan                     30        105,023             -             -                105,053
Exercise of stock options                                  4          7,796             -             -                  7,800
Cash dividends paid, $.85 per share                     -              -          (1,009,900)         -             (1,009,900)
                                                 --------------------------------------------------------------------------------
Balances, December 31, 1997                           11,896     12,548,111       18,280,376        131,231         30,971,614

Comprehensive income:
Net income                                              -              -           4,014,686          -              4,014,686
Other comprehensive income, net of tax:
 Unrealized gain on available for
 sale securities, net of reclassification
 adjustment of $20,943                                  -              -                -           313,740            313,740
                                                                                                                  -------------

Total comprehensive income                              -              -                -             -              4,328,426
                                                                                                                  -------------

2,017 shares issued under 401(k) plan                     20        101,761             -             -                101,781
Exercise of stock options                                  6         13,269             -             -                 13,275
Cash dividends paid, $.95 per share                     -              -          (1,131,366)         -             (1,131,366)
                                                 --------------------------------------------------------------------------------
Balances, December 31, 1998                           11,922     12,663,141       21,163,696        444,971         34,283,730

Comprehensive income:
Net income                                              -              -           4,519,962      4,519,962
Other comprehensive  income, net of tax:
 Unrealized loss on available for

 sale securities, net of reclassification
 adjustment of $(101,010)                               -              -                -        (1,611,376)        (1,611,376)
                                                                                                                   ------------

Total comprehensive income                              -              -                -             -              2,908,586
                                                                                                                   ------------

2,130 shares issued under 401(k) plan                     21        119,269             -             -                119,290
Exercise of stock options                               -               605                           -                    605
Stock repurchased and retired                            (10)       (58,728)            -             -                (58,738)
Cash dividends paid, $1.15 per share                    -              -          (1,371,316)         -             (1,371,316)
                                                 ---------------------------------------------------------------------------------
Balances, December 31, 1999                         $ 11,933    $12,724,287      $24,312,342    $(1,166,405)       $35,882,157
                                                 =================================================================================


The notes to consolidated financial statements are an integral part of these statements.

                         CONSOLIDATED STATEMENTS OF CASH
                     FLOWS For the Years Ended December 31,
                               1999, 1998 and 1997


                                                                                      1999                1998         1997
                                                                                      ----                ----         ----

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                                  $ 4,519,962          $4,014,686      $ 3,674,012
   Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization                                                 610,523             501,229          453,830
     Discount accretion on debt securities                                        (132,444)            (65,608)        (119,149)
     Discount accretion on matured debt securities                                  79,976              61,631           79,100
     (Gain) loss on sale of securities                                             (12,171)              9,692           (5,519)
     Provision for credit losses, net                                              160,551              44,513         (190,400)
     Deferred income taxes                                                         (74,654)            (84,775)         108,745
     (Gain) loss on disposal of premises and equipment                              18,692               7,713              (15)
     Loss on other real estate owned                                                 7,614              18,124           19,061
     Net changes in:
       Accrued interest receivable                                                  47,889            (220,897)        (120,478)
       Other assets                                                                 50,807             (74,805)        (143,405)
       Accrued interest payable on deposits and borrowings                            (142)             94,949           (4,890)
       Other liabilities                                                           (24,875)            (45,924)          (9,640)
                                                                             -------------        ------------     ------------

         Net cash provided by operating activities                               5,242,728           4,260,528        3,741,252
                                                                             -------------        ------------     ------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from sales of securities available for sale                          7,073,600           9,054,240        5,954,000
   Proceeds from maturities and principal payments
     of securities available for sale                                           22,204,101           3,465,196        5,981,895
   Purchases of securities available for sale                                  (26,492,239)        (42,418,520)     (16,911,099)
   Proceeds from maturities and principal payments
     of securities held to maturity                                             15,892,131          14,327,204        8,329,268
   Purchases of securities held to maturity                                    (11,346,647)         (6,023,906)      (1,709,507)
   Net increase in loans                                                       (23,943,575)         (9,291,576)     (14,823,887)
   Purchase of loans                                                            (1,400,000)                -           (700,000)
   Proceeds from sale of loan                                                      880,837                 -          1,728,508
   Purchase of premises and equipment                                             (341,134)           (151,678)        (251,019)
   Proceeds from sale of other real estate owned                                   132,035             153,337          308,380
   Proceeds from sale of premises and equipment                                        450              19,203           20,000
                                                                             -------------        ------------     ------------

         Net cash used in investing activities                                 (17,340,441)        (30,866,500)     (12,073,461)
                                                                             -------------        ------------     ------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Net increase in demand, NOW,
    money market, and savings deposits                                          10,946,664             128,089        8,153,158
   Net increase in certificates of deposit                                      13,072,412          24,887,527        1,659,061
   Net increase (decrease) in securities sold
    under agreement to repurchase                                                 (767,962)          6,847,847          995,835
   Proceeds from issuance of common stock                                          119,895             115,056          112,853
   Repurchase of common stock                                                      (58,738)
   Dividends paid                                                               (1,371,316)         (1,131,366)      (1,009,900)
                                                                             -------------       -------------     ------------

          Net cash provided by financing activities                             21,940,955          30,847,153        9,911,007
                                                                             -------------       -------------     ------------



                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                    (CONTINUED) For the Years Ended December
                             31, 1999, 1998 and 1997


                                                         1999                  1998           1997
                                                         ----                  ----           ----


NET INCREASE IN CASH
   AND CASH EQUIVALENTS                                9,843,242           4,241,181         1,578,798

CASH AND CASH EQUIVALENTS AT
   BEGINNING OF YEAR                                  20,406,424          16,165,243        14,586,445
                                                     -----------        ------------      ------------

CASH AND CASH EQUIVALENTS AT
   END OF YEAR                                       $30,249,666         $20,406,424       $16,165,243
                                                     ===========          ==========       ===========


Supplemental cash flows information:

   Interest paid                                      $9,900,169          $9,372,177        $8,600,909
                                                      ==========          ==========        ==========

   Income taxes paid                                  $2,538,154          $2,248,519        $1,956,219
                                                      ==========          ==========        ==========

   Transfers from loans to other real estate         $    50,000         $   221,647       $   202,507
                                                      ==========         ===========       ===========


The notes to consolidated financial statements are an integral part of these statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              For the Years Ended December 31, 1999, 1998 and 1997

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements include the accounts of Talbot Bancshares, Inc. (the "Company") and its subsidiary, The Talbot Bank of Easton, Maryland (the "Bank") with all significant intercompany transactions eliminated. The investment in subsidiary is recorded on the Company's books on the basis of it's equity in the net assets of the subsidiary. The accounting and reporting policies of the Company conform to generally accepted accounting principles and to prevailing practices within the banking industry. Certain reclassifications have been made to amounts previously reported to conform with the classifications made in 1999.

Nature of Operations
The Company, through its bank subsidiary, provides commercial banking services from its locations in Talbot and Dorchester Counties, Maryland. Its primary source of revenue is from providing commercial and real estate loans to customers who are predominately small businesses, professionals and middle income individuals located in the general Talbot County area of Maryland's eastern shore.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Securities Available for Sale
Investment securities available for sale are stated at estimated fair value based on quoted market prices. They represent those securities which management may sell as part of its asset/liability strategy or which may be sold in response to changing interest rates, changes in prepayment risk or other similar factors. The cost of securities sold is determined by the specific identification method. Net unrealized holding gains and losses on these securities are reported as accumulated other comprehensive income, a separate component of stockholders' equity, net of related income taxes.

Investment Securities Held to Maturity
Investment securities held to maturity are stated at cost adjusted for amortization of premiums and accretion of discounts. The Company intends and has the ability to hold such securities until maturity. When securities are transferred into the held to maturity category from available for sale, they are accounted for at estimated fair value with any unrealized holding gain or loss at the date of the transfer reported as a separate component of stockholders' equity and amortized over the remaining life of the security as an adjustment of yield.

Loans
Loans are stated at their principal amount outstanding net of any deferred fees and costs. Interest income on loans is accrued at the contractual rate based on the principal amount outstanding. Fees charged and costs capitalized for originating loans are being amortized primarily on the interest method over the term of the loan. A loan is placed on nonaccrual when it is specifically determined to be impaired or when principal or interest is delinquent for 90 days or more. Any unpaid interest previously accrued on those loans is reversed from income. Interest income generally is not recognized on specific impaired loans unless the likelihood of further loss is remote. Interest payments received on such loans are applied as a reduction of the loan principal balance. Interest income on other nonaccrual loans is recognized only to the extent of interest payments received.

Loans are considered impaired when it is probable that the Bank will not collect all principal and interest payments according to the loan's contractual terms. The impairment of a loan is measured at the present value of expected future cash flows using the loan's effective interest rate, or at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent.

Impaired loans do not include groups of smaller balance homogeneous loans such as residential mortgage and consumer installment loans that are evaluated collectively for impairment. Reserves for probable credit losses related to these loans are based upon historical loss ratios and are included in the allowance for credit losses.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Allowance for Credit Losses
The allowance for credit losses is established through a provision for credit losses charged to expense. Loans are charged against the allowance for credit losses when management believes that the collectibility of the principal is unlikely. The allowance, based on evaluations of the collectibility of loans and prior loan loss experience, is an amount that management believes will be adequate to absorb possible losses on existing loans that may become uncollectible. The evaluations take into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans, and current economic conditions and trends that may affect the borrowers' ability to pay.

Long-Lived Assets
Premises and equipment are stated at cost less accumulated depreciation. Depreciation is computed under the straight-line and accelerated methods over the estimated useful lives of the assets.

Long-lived assets are evaluated regularly for other-than-temporary impairment. If circumstances suggest that their value may be impaired and the write-down would be material, an assessment of recoverability is performed prior to any write-down of the asset.

Other Real Estate
Other real estate represents assets acquired in satisfaction of loans either by foreclosure or deeds taken in lieu of foreclosure. Properties acquired are recorded at the lower of cost or fair value less estimated selling costs at the time of acquisition with any deficiency charged to the allowance for credit losses. Thereafter, costs incurred to operate or carry the properties as well as reductions in value as determined by periodic appraisals are charged to operating expense. Gains and losses resulting from the final disposition of the properties are included in noninterest expense.

Repurchase Agreements
Repurchase agreements are securities sold to the Bank's customers, at the customer's request, under a continuing "roll-over" contract that matures in one business day. The underlying securities sold are U.S. Treasury notes or Federal Agency bonds which are segregated from the Company's other investment securities by the Bank's safekeeping agent.

Income Taxes
Deferred income taxes are provided under the liability method based on the difference between the financial statement and tax bases of assets and liabilities and are measured at the current statutory tax rates.

Cash and Cash Equivalents
For purposes of the statements of cash flows, the Company considers cash and due from banks, and federal funds sold to be cash and cash equivalents.

Stock-Based Compensation
Stock-based compensation is recognized using the intrinsic value method. For disclosure purposes, pro forma net income and earnings per share effects are provided as if the fair value method had been applied.

New Accounting Standards
Statement of Financial Accounting Standards No. 133 ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133, requires derivative instruments be carried at fair value on the balance sheet. The statement continues to allow derivative instruments to be used to hedge various risks and sets forth specific criteria to be used to determine when hedge accounting can be used. The statement also provides for offsetting changes in fair value or cash flows of both the derivative and the hedged asset or liability to be recognized in earnings in the same period; however, any changes in fair value or cash flow that represent the ineffective portion of a hedge are required to be recognized in earnings and cannot be deferred. For derivative instruments not accounted for as hedges, changes in fair value are required to be recognized in earnings.

The Company plans to adopt the provisions of this statement, as amended, for its quarterly and annual reporting beginning January 1, 2001, the statement's effective date. The impact of adopting the provisions of this statement on the Company's financial position, results of operations and cash flows subsequent to the effective date is not currently estimable and will depend on the financial positionCompany and the nature and purpose of any derivative instruments in use at that time.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 2.  CASH AND DUE FROM BANKS

The Federal Reserve requires banks to maintain certain minimum cash balances consisting of vault cash and deposits in the Federal Reserve Bank or in other commercial banks. Such balances averaged approximately $3,758,000 and $2,954,000 during 1999 and 1998, respectively.

NOTE 3.  INVESTMENT SECURITIES

The amortized cost and estimated fair values of investment securities are as follows:

                                                                                         Gross         Gross      Estimated
                                                                      Amortized     Unrealized    Unrealized           Fair
                                                                           Cost          Gains        Losses          Value
                                                                   --------------------------------------------------------
Available for sale securities:
   December 31, 1999:
   U.S. Treasury securities                                         $22,427,930        $31,294      $189,184    $22,270,040
   Obligations of U.S. Government agencies
     and corporations                                                39,858,184            940     1,244,893     38,614,231
   Obligations of states and political subdivisions                     834,320              -         3,343        830,977
   Federal Home Loan Bank Stock                                         906,700              -             -        906,700
   Federal Home Loan Mortgage Corporation Cumulative
     Preferred Stock                                                  2,480,513              -       494,500      1,986,013
   Other Equity Securities                                              280,000              -             -        280,000
                                                                  ---------------------------------------------------------
                                                                    $66,787,647        $32,234    $1,931,920    $64,887,961
                                                                  =========================================================
   December 31, 1998:
   U.S. Treasury securities                                         $30,394,816       $733,314      $      -    $31,128,130
   Obligations of U.S. Government agencies
     and corporations                                                33,505,975        135,130       139,820     33,501,285
   Obligations of states and political subdivisions                   1,463,930         12,553             -      1,467,483
   Federal Home Loan Bank Stock                                         801,100              -             -        801,100
   Federal National Mortgage Association Cumulative
     Preferred Stock                                                  2,475,675              -             -      2,475,673
                                                                  ---------------------------------------------------------
                                                                     68,641,496        880,997       139,820     69,382,673
   Mortgage-backed securities                                           117,694            -             115        117,579
                                                                  ---------------------------------------------------------
                                                                    $68,759,190       $880,997     $ 139,935    $69,500,252
                                                                  =========================================================

Held  to Maturity securities:
   December 31, 1999:
   U.S. Treasury securities                                         $ 2,001,083        $   177       $     -    $ 2,001,260
   Obligations of U.S. Government agencies
     and corporations                                                 4,000,000              -        93,640      3,906,360
   Obligations of states and political subdivisions                   1,650,917            898        40,984      1,610,831
                                                                  ---------------------------------------------------------
                                                                      7,652,000          1,075       134,624      7,518,451
   Mortgage-backed securities                                           649,833            231         6,862        643,202
                                                                  --------------------------------------------------------
                                                                    $ 8,301,833         $1,306      $141,486     $8,161,653
                                                                  =========================================================
   December 31, 1998:
   U.S. Treasury securities                                        $  7,029,615       $ 53,225       $     -    $ 7,082,840
   Obligations of U.S. Government agencies
     and corporations                                                 3,000,000          9,980             -      3,009,980
   Obligations of states and political subdivisions                   2,859,909         22,824            95      2,882,638
                                                                  ---------------------------------------------------------
                                                                     12,889,524         86,029            95     12,975,458
   Mortgage-backed securities                                           981,185          6,996           875        987,306
                                                                  ---------------------------------------------------------
                                                                    $13,870,709       $ 93,025       $   970    $13,962,764
                                                                  =========================================================


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The amortized cost and estimated fair values of investment securities by earliest possible repricing date at December 31, 1999 are as follows:

                                                                  Available for Sale               Held to Maturity
                                                            ------------------------------- ------------------------------
                                                                                  Estimated                      Estimated
                                                                   Amortized           Fair      Amortized            Fair
                                                                        Cost          Value           Cost           Value
                                                            --------------------------------------------------------------
Due in one year or less                                         $ 30,702,021   $ 30,049,268    $ 5,968,868     $ 5,880,502
Due after one year through five years                             25,067,059     24,617,530      1,381,713       1,358,009
Due after five years through ten years                             7,351,354      7,048,450        951,252         923,142
                                                                ----------------------------------------------------------
                                                                  63,120,434     61,715,248      8,301,833       8,161,653
Investments in equity securities                                   3,667,213      3,172,713           -                -
                                                                ----------------------------------------------------------
                                                                 $66,787,647    $64,887,961    $ 8,301,833     $ 8,161,653
                                                                 =========================================================

The Company has pledged certain securities as collateral for obligations to federal, state and local government agencies as follows:

                                                                      December 31, 1999       December 31, 1998
                                                                      -----------------       -----------------
                                                                                  Estimated                      Estimated
                                                                   Amortized           Fair      Amortized            Fair
                                                                        Cost          Value           Cost           Value
                                                                  --------------------------------------------------------
Available for sale                                               $62,120,433    $60,715,248    $50,406,743     $51,163,509
Held to maturity                                                   7,241,448      7,118,510     10,997,672      11,071,384
                                                                 ---------------------------------------------------------

                                                                 $69,361,881    $67,833,758    $61,404,415     $62,234,893
                                                                 =========================================================

There were no obligations of states and political subdivisions whose carrying value, as to any issuer, exceeded 10% of stockholders' equity at December 31, 1999 or 1998.

NOTE 4.  LOANS AND ALLOWANCE FOR CREDIT LOSSES

The Company grants residential mortgage, consumer and commercial loans to customers primarily in Talbot County, Maryland. The principal categories of the loan portfolio at December 31 are summarized as follows:

                                                                                                    1999             1998
-------------------------------------------------------------------------------------------------------------------------
Real estate loans:
   Construction and land development                                                        $ 11,368,045      $  8,740,083
   Secured by farmland                                                                         8,606,777         4,962,831
   Secured by residential properties                                                          80,927,334        75,241,449
   Secured by nonfarm, nonresidential properties                                              65,209,493        64,618,451
Loans to farmers (loans to finance agricultural production and other loans)                      280,045           462,533
Commercial and industrial loans                                                               42,846,083        31,600,515
Loans to individuals for household, family, and other personal expenditures                    7,793,386         7,074,632
Obligations of States and political subdivisions in the United States,
   tax-exempt                                                                                  1,469,657         1,546,268
All other loans                                                                                  210,645            50,782
                                                                                        ----------------  ----------------
                                                                                             218,711,465       194,297,544
   Net deferred loan costs                                                                        64,634            65,817
                                                                                         ---------------  ----------------
                                                                                            218,776,099       194,363,361
   Allowance for credit losses                                                               (2,742,984)       (2,582,433)
                                                                                         --------------    --------------
                                                                                           $216,033,115      $191,780,928
                                                                                           ============      ============

In the normal course of banking business, loans are made to officers and directors and their affiliated interests. These loans are made on substantially the same terms and conditions as those prevailing at the time for comparable transactions with outsiders and are not considered to involve more than the normal risk of collectibility. As of December 31, 1999 and 1998, such loans outstanding, both direct and indirect (including guarantees), to directors, their associates and policy making officers, totaled approximately $5,857,000 and $4,299,000, respectively. During 1999 and 1998, loan additions were approximately $3,345,000 and $1,407,000, and loan repayments were approximately $1,787,000 and $2,120,000, respectively.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


The allowance for credit losses at December 31 is summarized as follows:

                                                                       1999              1998             1997
                                                                ----------------------------------------------
Balance, beginning of year                                       $2,582,433        $2,537,920       $2,728,320
                                                                 ----------        ----------       ----------
   Recoveries:
     Real estate loans                                               49,556            26,543            4,603
     Installment loans                                               18,497            33,456           34,290
     Commercial and other                                            52,551            24,013           20,274
                                                               ------------     -------------    -------------
                                                                    120,604            84,012           59,167
                                                                -----------     -------------     ------------

   Provision                                                        240,000           240,000          225,000
                                                                -----------      ------------     ------------

   Loans charged-off:
     Real estate loans                                            (117,805)         ( 54,586)        (136,946)
     Installment loans                                             (30,561)          (32,239)         (69,625)
     Commercial and other                                          (51,687)         (192,674)        (267,996)
                                                              -------------     ------------     ------------
                                                                  (200,053)         (279,499)        (474,567)
                                                               ------------     ------------     ------------

   Balance, end of year                                          $2,742,984        $2,582,433       $2,537,920
                                                                 ==========        ==========       ==========

Information with respect to impaired loans and the related valuation allowance as of December 31 is as follows:

                                                                                         1999             1998
                                                                                ------------------------------

   Impaired loans with valuation allowance                                          $       -      $   108,954
   Impaired loans with no valuation allowance                                         773,114          717,773
                                                                                 ------------     ------------

     Total impaired loans                                                         $   773,114       $  826,727
                                                                                  ===========       ==========

   Allowance for loan losses related to impaired loans                              $       -       $   78,928
   Allowance for loan losses related to other than impaired loans                   2,742,984        2,503,505
                                                                                  -----------       -----------

     Total allowance for loan losses                                               $2,742,984       $2,582,433
                                                                                   ==========       ==========

   Interest income on impaired loans recorded on the cash basis                   $    31,962       $   22,545
                                                                                   ==========       ==========

   Average recorded investment in impaired loans for the year                     $   877,398       $1,152,944
                                                                                   ===========      ==========


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 5. PREMISES AND EQUIPMENT

A summary of premises and equipment at December 31 is as follows:

                                                   1999              1998
                                          -------------------------------
Land:
   Dover Street                              $  189,734        $  189,734
   Tred Avon                                     90,000            90,000
   Elliott Road                                 172,905           172,905
   Edgar Building                               150,000           150,000
Premises:
   Dover Street                                 927,949           921,454
   Tred Avon                                    467,949           467,949
   St. Michaels                                  91,626            70,875
   Edgar Building                               503,423           503,423
   Elliott Road                                 435,532           435,532
   Cambridge                                    275,939           248,222
Equipment:
   Dover Street                               1,058,938         1,042,489
   Tred Avon                                    285,462           290,122
   St. Michaels                                 255,509           218,500
   Elliott Road                                 278,574           284,626
   Cambridge                                    227,930           157,534
                                           ------------       -----------
                                              5,411,470         5,243,365
Accumulated depreciation                     (2,433,488)       (2,266,728)
                                           ------------      ------------

                                             $2,977,982        $2,976,637
                                           ============      ============

Depreciation expense totaled $320,647, $292,561 and $274,262 for the years ended December 31, 1999, 1998 and 1997, respectively.

The Bank leases facilities under operating leases. Rental expense for the years ended December 31, 1999, 1998, and 1997 was $89,373, $49,555 and $32,400,
respectively. Future minimum annual rental payments are approximately as follows:

                           2000                    $92,000
                           2001                     58,000
                           2002                     15,000
                           2003                      6,500
                           2004                      5,000
                           Thereafter               28,000

NOTE 6.  INVESTMENT IN UNCONSOLIDATED SUBSIDIARY

The company had a 33% ownership interest in Eastern Shore Mortgage Corporation (the "Corporation"). This investment was carried on the Company's books based on its proportionate share of the net realizable assets of the Corporation. As of December 31, 1999, the Corporation is in the process of liquidation and the Company does not expect to receive any further distributions.

                                                        December 31,
                                                        ------------
                                              1999         1998          1997
                                              ----------------------------------
Balance,  beginning of year               $123,813     $173,536      $182,217
Equity Distribution                       (100,000)           -             -
Equity in loss for the year                (23,813)     (49,723)      ( 8,681)
                                          ---------    ---------     -----------

Balance, end of year                       $     0     $123,813      $173,536
                                          ======================================

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Company had $ 62,000 in outstanding letters of credit to Eastern Shore Mortgage Corporation at December 31, 1998. Interest income on loans to Eastern Shore Mortgage Corporation totaled approximately $38,700 and $47,800 for 1998 and 1997, respectively. There was no interest income earned in 1999.


NOTE 7.  SIGNIFICANT DEPOSITS

The approximate maturities or earliest repricing interval of certificates of deposit of $100,000 or more at December 31 are as follows:

                                            1999                    1998
                                            ----                   -----
Three months or less                    $42,151,000             $26,702,000
Three through twelve                      7,574,000               6,162,000
 Over twelve months                       8,599,000              12,869,000
                                       ------------            ------------

                                        $58,324,000             $45,733,000
                                        ===========             ===========

NOTE 8.  SHORT TERM BORROWINGS

Short term borrowings, at December 31, 1999, consisted of securities sold under agreements to repurchase. These short term obligations represent securities sold to customers, at the customers' request, under a "roll-over" contract that matures in one business day. The underlying securities sold are U.S. Treasury Notes or Federal agency securities which are segregated in the company's custodial accounts from other investment securities. From time to time in order to meet short term liquidity needs the Company may borrow from a correspondent federal funds line of credit arrangement. The following table summarizes certain information for short-term borrowings:

                                                          1999            1998
                                                          ----            ----

Average amount outstanding during the year         $17,481,711     $14,558,849
Weighted average interest rate during the year           3.87%           4.11%
Amount outstanding at year end                      16,343,413      17,111,375
Weighted average rate at year end                        4.03%           3.99%
Maximum amount at any month end                     21,905,911      19,879,370


NOTE 9.   BENEFIT PLANS

401(k) Plan
The Company has a 401(k) Plan into which employees may direct up to 15% of their compensation. Several investment options are available to Plan participants. The Company makes matching contributions to the Plan in the form of its common stock. These matching contributions amount to 100% of the first 3% of participants' compensation and 50% of the next 2% and vest at the rate of 20%, per year from the second to the sixth year of the employees' service. Company contributions included in expense totaled $98,944 (1999), $71,751 (1998) and $76,117 (1997).

Defined Benefit Pension Plan
Effective January 1, 1995, the Company froze its defined benefit pension plan so that no future benefits will accrue after that date. The Plan covered substantially all full-time employees with more than six months of service. Projected benefits are based on the participants' compensation, years of service and age at retirement and vest at the rate of 20% per year from the participants' second to sixth year of service. The Company's policy has been to fund the actuarially determined minimum annual required amount.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


The following table sets forth the Plan's funded status and amounts recognized in the Company's balance sheets at December 31:

                                                                                         1999                  1998
                                                                                         ----                  ----

Change in benefit obligation
Benefit obligation at beginning of year                                                 $1,092,792           $1,031,994
Interest cost                                                                               76,186               74,409
Actuarial gain                                                                              (3,506)              (2,273)
Benefits paid                                                                              (93,010)             (11,338)
                                                                                       -----------          -----------
Benefit obligation at end of year                                                        1,072,462            1,092,792
                                                                                       -----------          -----------

Change in plan assets
Fair value of plan assets at beginning of year                                           1,107,344              940,765
Actual return on plan assets                                                               211,820              143,458
Employer contribution                                                                           -                34,459
Benefits paid                                                                             (100,577)             (11,338)
                                                                                        ----------          -----------
Fair value of plan assets at end of year                                                 1,218,587            1,107,344
                                                                                        ----------          -----------

Funded status                                                                              146,125               14,552
Unrecognized net actuarial loss                                                           (144,717)             (21,059)
Adjustment for minimum liability                                                                 -                    -
                                                                                         ----------         -----------
Prepaid (accrued) benefit cost                                                        $      1,408           $   (6,507)
                                                                                         ==========         ===========


Components of net periodic benefit cost                                     1999              1998                 1997

                                                                     --------------------------------------------------
Service cost                                                                   -                 -                    -
Interest cost                                                           $ 76,186          $ 74,409             $ 69,304
Expected return on plan assets                                           (80,850)          (71,375)             (59,629)
Amortization of prior service cost                                             -                 -                    -
Recognized net actuarial loss                                                  -                 -                    -
                                                                       ---------          --------            ---------
Net periodic benefit cost                                              $  (4,664)        $   3,034            $   9,675
                                                                       =========          ========            =========


Assumptions used in the determination of pension information consisted of the following:

                                                                            1999              1998                 1997
                                                                            -------------------------------------------
Discount rate                                                               7.25%             7.25%               7.25%
Expected return on plan assets                                              7.50              7.50                7.50
Rate of compensation increase                                                N/A               N/A                 N/A

Profit Sharing Plan
Effective January 1, 1995, the Bank adopted The Talbot Bank Profit Sharing and Retirement Plan which covers substantially all full-time employees with more than six months of service. The Bank makes discretionary contributions to the Plan based on profits. Contributions included in expense totaled $112,000
(1999), $100,000 (1998) and $100,000 (1997).

NOTE 10.  STOCK OPTION PLAN

During 1999, the Company adopted an Employee Stock Option Plan (the "1999 Plan"). Options granted under the 1999 Plan may be either incentive stock options or nonqualified stock options. The terms of the options granted are at the sole discretion of the Company's Board of Directors, and are for a term not to exceed ten years. Options that have been granted are immediately exercisable and are granted at an exercise price not less than the fair market value at the date of grant. The 1999 Plan allows for up to 85,000 options for common stock be granted to certain key employees of the Company. The Company also has a plan adopted in 1995 with similar provisions to the 1999 Plan whereby options for not more than 40,000 shares of common stock may be granted.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Following is a summary of changes in shares under option for both Plans for the years indicated:

                                                                        Year Ended December 31,
                                                       ------------------------------------------------------
                                                           1999                               1998
                                                           ----                               ----
                                                   Number       Weighted Average            Number    Weighted Average
                                                  of Shares     Exercise Price            of Shares    Exercise Price
                                                  ---------------------------------------------------------------------

Outstanding at beginning of year                    37,400          $22.08                   38,800         22.08
Granted                                              9,400           55.00                        -             -
Exercised                                              (31)         (19.50)                    (575)       (23.09)
Expired                                                  -               -                      (25)            -
                                                ----------     -----------              -----------    -----------
Outstanding at end of year                          46,769          $28.73                   37,400        $22.08
                                                    ======                              ===========

Weighted average fair value of options
granted during the year                                             $26.53                             $        -
                                                                    ======                             ==========

The following summarizes information about options outstanding at December 31, 1999:

                                Options Outstanding and Exercisable
                                                   Weighted Average
                                                          Remaining
    Exercise Price                 Number             Contract Life
   -----------------------------------------------------------------------------
       19.50                      19,569               5.61
       25.00                      17,800               6.95
       55.00                       9,400               9.93


The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions used for grants during the year ended December 31, 1999. No options were granted during 1998.

              Dividend yield                                         2.0%
              Expected volatility                                   10.0%
              Risk free interest                                     6.55%
              Expected lives (in years)                             10

The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-based Compensation" (SFAS
123), but applies Accounting Principles Board Opinion No. 25 and related interpretations in accounting for its Plan. No compensation expense related to the Plan was recorded during the year ended December 31, 1999. If the Company had elected to recognize compensation cost based on fair value at the grant dates for awards under the Plan consistent with the method prescribed by SFAS 123, net income and earnings per share would have been changed to the pro forma amounts as follows for the years ended December 31:

Net income:                                                 1999
                                                        ---------------
   As reported                                           $4,519,962
   Pro forma                                              4,270,554
Basic net income per share:
   As reported                                                 3.79
   Pro forma                                                   3.58
Diluted earnings per share
   As reported                                                 3.72
   Pro forma                                                   3.52

The pro forma amounts are not representative of the effects on reported net income for future years.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 11.  DEFERRED COMPENSATION

During 1996, the Company adopted a supplemental deferred compensation plan to provide retirement benefits to its President and Chief Executive Officer. The plan calls for fixed annual payments of $20,000 to be credited to the participant's account. The participant is 100% vested in amounts credited to his account. Contributions to the plan were $20,000 in 1999, 1998 and 1997.

NOTE 12.  INCOME TAXES

Income taxes included in the balance sheets as of December 31 are as follows:

                                                                                                1999              1998
                                                                                          -----------------------------
Federal income taxes currently payable                                                       $ 64,121         $ 135,092
State income taxes currently receivable                                                         8,047            20,997
Deferred income tax benefits                                                                1,430,702           342,440


Components of income tax expense for each of the three years ended December 31 are as follows:

                                                                                1999             1998              1997
                                                                         ----------------------------------------------
Currently payable:
   Federal                                                                $2,279,504       $2,020,753        $1,729,786
   State                                                                     204,507          210,331           223,524
                                                                         -----------      -----------       -----------

                                                                           2,484,011        2,231,084         1,953,310
                                                                         -----------       ----------       -----------
Deferred income taxes (benefits):
   Federal                                                                   (61,123)         (69,414)           89,035
   State                                                                     (13,531)         (15,361)           19,710
                                                                        ------------     -------------     ------------
                                                                             (74,654)         (84,775)          108,745
                                                                        -------------     ------------      -----------

                                                                          $2,409,357       $2,146,309        $2,062,055
                                                                          ==========       ==========        ==========

A reconciliation of tax computed at the statutory federal tax rates of 34% to the actual tax expense for the three years ended December 31 follows:


                                                                              1999             1998              1997
                                                                         ----------------------------------------------
Tax at federal statutory rate                                                 34.0%            34.0%             34.0%
   Tax effect of:
   Tax-exempt income                                                          (1.1)            (1.5)             (1.6)
   Non-deductible expenses                                                     -                 .1                .1
   Other                                                                        .1               .1                .6
   State income taxes, net of federal benefit                                  1.8               2.1              2.8
                                                                             -----            ------            -----

   Income tax expense                                                         34.8%             34.8%            35.9%
                                                                              ====              ====             ====

The sources of deferred income taxes (benefits) and the tax effects of each for the years ended December 31 are as follows:



                                         1999          1998               1997
                                   ----------     ---------         ----------
Depreciation                         $(18,070)    $ (13,832)         $  17,322
Provision for credit losses           (92,688)      (92,684)            59,755
Income on loans                         6,974        21,671             17,555
Pension expense                        (1,491)       32,720                  -
Other                                  30,621       (32,650)            14,113
                                   ----------     ---------             ------

                                   $  (74,654)     $(84,775)          $108,745
                                   ==========      ========           ========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Significant components of the Company's deferred tax assets and liabilities as of December 31 are as follows:

                                                                                            1999              1998
                                                                                          -----------       -----------
Deferred tax assets:
   Allowance for credit losses                                                             $  779,074          $686,386
   Loan interest                                                                                8,494            15,488
   Provision for loss on other real estate                                                     39,252            49,340
   Pension expense                                                                                  -             2,513
   Loan fees                                                                                   32,140            32,122
   Deferred compensation                                                                       54,109            49,560
   Unrealized losses on available for sale securities                                         733,658              -
                                                                                           ----------         ---------
     Total deferred tax assets                                                              1,646,727           835,409
                                                                                           ----------         ---------

Deferred tax liabilities:
   Depreciation                                                                               143,676           161,745
   Pension expense                                                                                544              -
   Other                                                                                       71,805            51,275
   Unrealized gains on available for sale securities                                               -            279,949
                                                                                   ------------------         ---------
     Total deferred tax liabilities                                                           216,025           492,969
                                                                                          -----------         ---------
     Net deferred tax assets                                                               $1,430,702          $342,440
                                                                                           ==========          ========


NOTE 13. REGULATORY CAPITAL REQUIREMENTS

The Company is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory - and possibly additional discretionary - actions by regulators, that, if undertaken, could have a direct material effect on the Company's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company must meet specific capital guidelines that involve quantitative measures of the Company's assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. The Company's capital amounts and classification are also subject to qualitative judgements by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Company to maintain amounts and ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier 1 capital (as defined) to average assets (as defined). Management believes as of December 31, 1999, that the Company meets all capital adequacy requirements to which it is subject.

As of December 31, 1999, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized the Bank must maintain minimum total risk-based, Tier 1 risk-based, and Tier 1 leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the Bank's category.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A comparison of the Company's capital as of December 31, 1999 and 1998 with the minimum requirements is presented below:

                                                                                                             To Be Well
                                                                                                         Capitalized Under
                                                                                   For Capital           Prompt Corrective
                                                                Actual             Adequacy Purposes     Action Provisions
                                                       ------------------------------------------------------------------------
                                                        Amount  Ratio        Amount        Ratio       Amount            Ratio

                                                       ------------------------------------------------------------------------
As of December 31, 1999:
   Total Capital (to Risk Weighted Assets):
       Company                                      $39,487,000   17.78%      $17,770,000   8.00%
       The Talbot Bank                               38,948,000   17.57        17,731,000   8.00    $22,164,000          10.00%
   Tier 1 Capital (to Risk Weighted Assets):
       Company                                       36,744,000   16.54         8,866,000   4.00
       The Talbot Bank                               36,205,000   16.34         8,866,000   4.00     13,298,000           6.00
   Tier 1 Capital (to Average Assets):
       Company                                       36,744,000   11.47        12,811,000   4.00
       The Talbot Bank                               36,205,000   11.30        12,811,000   4.00     16,014,000           5.00


                                                                                                                    To Be Well
                                                                                                             Capitalized Under
                                                                                For Capital                  Prompt Corrective
                                                Actual                       Adequacy Purposes               Action Provisions
                                       ----------------------------------------------------------------------------------------
                                                Amount      Ratio          Amount      Ratio               Amount         Ratio
-------------------------------------------------------------------------------------------------------------------------------
As of December 31, 1998:
   Total Capital (to Risk Weighted Assets)
       Company                               $36,244,000    18.86%     $15,377,000      8.00%
       The Talbot Bank                        36,009,000    18.74       15,375,000      8.00         $19,219,000        10.00%
   Tier 1 Capital (to Risk Weighted Assets)
       Company                                33,839,000    17.60        7,688,000      4.00
       The Talbot Bank                        33,604,000    17.49        7,687,000      4.00          11,531,000         6.00
   Tier 1 Capital (to Average Assets)
       Company                                33,839,000    11.18       12,109,000      4.00
       The Talbot Bank                        33,604,000    11.10       12,108,000      4.00          15,135,000         5.00

Bank and holding  company  regulations,  as well as Maryland law, impose certain restrictions on divided payments by the Bank, as well as restricting extensions of credit and transfers of assets between the Bank and the Company. At December 31, 1999, the Bank could have paid dividends to its parent company from undivided profits and, with the prior consent and approval of the Bank Commissioner, from surplus in excess of $5,937,740 after providing for expenses, losses, interest and taxes accrued or due. There were no loans outstanding between the Bank and the Company at December 31,1999 and 1998.

NOTE 14.  LINE OF CREDIT

The Bank has a $10,000,000 unsecured federal funds line of credit expiring September 30, 2000, which is available on a short-term basis. In addition, the bank has credit availability of approximately $49,000,000 from the Federal Home Loan Bank of Atlanta. The Company has pledged, under blanket lien, all qualifying residentialoans as collateral under the borrowing agreement with the Federal Home Loan Bank.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15.   DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

   Cash and Cash Equivalents
     For those short-term instruments, the carrying amount is a reasonable estimate of fair value.

   Investment  Securities
     For all investments in debt securities, fair values are based on quoted market prices. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

   Loan Receivables
     The fair value of categories of fixed rate loans, such as commercial loans, residential mortgage, and other consumer loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. Other loans, including variable rates loans, are adjusted for differences in loan characteristics.

   Financial Liabilities
    The fair value of demand deposits, savings accounts, and certain money market deposits is the amount payable on demand at the reporting date. The fair value of fixed-maturity certificates of deposit is estimated using the rates currently offered for deposits of similar remaining maturities. These estimates do not take into consideration the value of core deposit intangibles. The fair value of securities sold under agreements to repurchase is estimated using the rates offered for similar borrowings.

   Commitments to Extend Credit and Standby Letters of Credit
    The fair value of commitments is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the present creditworthiness of the counterparties.

The estimated fair values of the Bank's financial instruments, excluding goodwill, as of December 31 are as follows:


                                                                     1999                           1998
                                                                   -----                          -----
                                                                           Estimated                          Estimated
                                                          Carrying              Fair         Carrying              Fair
                                                            Amount             Value           Amount             Value
                                                          --------      ------------          -------     -------------
Financial assets:
       Cash and cash equivalents                      $ 30,249,666      $ 30,250,000    $  20,406,424     $  20,406,000
       Investment securities                            73,189,794        71,875,000       83,370,961        83,463,000
       Loans                                           218,776,099       215,275,000      194,363,361       192,000,000
   Less:  allowance for loan losses                     (2,742,984)             -          (2,582,433)                -
                                                    ----------------------------------  --------------     ------------
                                                      $319,472,575      $317,400,000     $295,558,313      $295,869,000
                                                      ============      ============     ============      ============
Financial liabilities:
   Deposits                                           $273,948,351      $260,341,000     $249,929,275      $247,638,000
     Securities sold under agreements to repurchase     16,343,413        16,343,000       17,111,375        17,111,000
                                                    --------------      ------------     -------------     ------------
                                                      $290,291,764      $276,684,000     $267,040,650      $264,749,000
                                                      ============      ============     ============      ============

Unrecognized financial instruments:
   Commitments to extend credit                      $  51,534,000     $  51,534,000    $  44,189,000     $  44,189,000
   Standby letters of credit                             3,133,000         3,133,000        2,754,000         2,754,000
                                                   ---------------   ---------------   --------------   ---------------
                                                     $  54,667,000     $  54,667,000    $  46,943,000     $  46,943,000
                                                     =============     =============    =============     =============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, to meet the financial needs of its customers, the Company is a party to financial instruments with off-balance sheet risk. These financial instruments include commitments to extend credit and standby letters of credit.

The Company's exposure to credit loss in the event of nonperformance by the other party to these financial instruments is represented by the contractual amount of the instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments.

The Company generally requires collateral or other security to support the financial instruments with credit risk. The amount of collateral or other security is determined based on management's credit evaluation of the counterparty. The Company evaluates each customer's creditworthiness on a case-by-case basis.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

Commitments outstanding as of December 31 are as follows:

                                                 1999                      1998
                                          -----------               -----------
Commitments to extend credit              $51,534,000               $44,189,000
Letters of credit                           3,133,000                 2,754,000
                                          -----------               -----------

                                          $54,667,000               $46,943,000
                                          ===========               ===========

NOTE 17.  ARENT COMPANY FINANCIAL INFORMATION

Condensed  financial  information for Talbot  Bancshares,  Inc.  (Parent Company
Only) is as follows:

                            Condensed Balance Sheets
                           December 31, 1999 and 1998


                                                                                               1999              1998
                                                                                               ----              ----
              Assets
                Cash                                                                          36,537      $      31,058
                Securities purchased under agreement to resell                                18,140            176,378
                Investment in subsidiary                                                  35,533,101         34,048,994
                Investment in equity securities                                              280,000                  -
                Other assets                                                                  14,379             27,300
                                                                                      --------------     --------------
              Total assets                                                               $35,882,157        $34,283,730
                                                                                      ==============     ==============

              Liabilities                                                                          -                  -

              Stockholders' equity
              Common stock                                                            $       11,933      $      11,922
                Surplus                                                                   12,724,287         12,663,141
                Retained earnings                                                         24,312,342         21,163,696
                 Accumulated other comprehensive income                                   (1,166,405)           444,971
                                                                                       -------------      -------------
                Total stockholders' equity                                                35,882,157         34,283,730
                                                                                       -------------      -------------
              Total liabilities and stockholders' equity                                 $35,882,157        $34,283,730
                                                                                       =============      =============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                         Condensed Statements of Income
              For the years ended December 31, 1999, 1998 and 1997


                                                                                    1999            1998           1997
                                                                                    ----            ----         ------
              Dividends from subsidiary                                       $1,456,317     $ 1,131,365     $  891,283
              Interest income                                                      1,074           4,453          1,104
                                                                             -----------    ------------   ------------
                                                                               1,457,391       1,135,818        892,387
              Operating expenses                                                  47,290          23,425         12,986
                                                                              ----------     -----------    -----------
              Income before income tax benefit and
              equity in undistributed income of subsidiary                     1,410,101       1,112,393        879,401
              Income tax benefit                                                  14,379           6,605          3,055
                                                                              ----------     -----------    -----------
              Income before equity in undistributed income of subsidiary       1,424,480       1,118,998        882,456
              Equity in undistributed income of subsidiary                     3,095,482       2,895,688      2,791,556
                                                                             -----------     -----------    -----------
              Net income                                                      $4,519,962      $4,014,686     $3,674,012
                                                                              ==========      ==========     ==========



                       Condensed Statements of Cash Flows
              For the years ended December 31, 1999, 1998 and 1997

                                                                                    1999            1998           1997
                                                                                    ----            ----           ----
              Cash flows from operating activities:
                Net income                                                   $ 4,519,962     $ 4,014,686     $ 3,674,012
                Adjustments to reconcile net income to cash provided
                  by operating activities:
                  Equity in undistributed income of subsidiary                (3,095,482)     (2,895,688)     (2,791,556)
                  Net increase (decrease) in other assets                         12,921          (1,312)        (25,988)
                                                                            ------------      ----------     -----------
                    Net cash provided by operating activities                  1,437,401       1,117,686         856,468
                                                                            ------------      ----------     -----------

              Cash flows from investing activities:
                Sale (purchase) of securities order agreement to resell          158,238        (100,850)        (75,528)
                Purchase of other equity securities                             (280,000)              -               -
                                                                             -----------       ---------     -----------
                  Net cash used by investing activities                         (121,762)       (100,850)        (75,528)
                                                                             -----------      ----------     -----------

              Cash flows from financing activities:
                Proceeds from issuance of common stock                           119,895         115,056          81,497
                Purchase of common stock                                         (58,738)          -                   -
                Dividends paid                                                (1,371,316)     (1,131,366)       (831,905)
                                                                             -----------    ------------     -----------
                  Net cash used by financing activities                       (1,310,159)     (1,016,310)       (750,408)
                                                                             -----------    ------------     -----------

              Net increase in cash and cash equivalents                            5,479             526          30,532
              Cash and cash equivalents at beginning of year                      31,058          30,532               -
                                                                           -------------     -----------     -----------
              Cash and cash equivalents at end of year                     $      36,537     $    31,058       $  30,532
                                                                           =============     ===========     ===========



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 18.  EARNINGS PER COMMON SHARE

Basic earnings per share is arrived at by dividing net income available to common stockholders by the weighted-average number of common shares outstanding and does not include the impact of any potentially dilutive common stock equivalents. The diluted earnings per share calculation method is arrived at by dividing net income by the weighted-average number of shares outstanding, adjusted for the dilutive effect of outstanding stock options and warrants. For purposes of comparability, all prior-period earnings per share data has been restated.

                                                                   1999                  1998                  1997
                                                                   ----                  ----                  ----
Basic:
Net income (applicable to common stock)                          $4,519,962            $4,014,686            $3,674,012
Average common shares outstanding                                 1,192,457             1,190,705             1,187,814
Basic earnings per share                                              $3.79                 $3.37                 $3.09

Diluted:
Net income (applicable to common stock)                          $4,519,962            $4,014,686            $3,674,012
Average common shares outstanding                                 1,192,457             1,190,705             1,187,814
Diluted effect of stock options                                      22,441                16,323                11,316
                                                                 ----------            ----------           -----------
Average common shares outstanding - diluted                       1,214,898             1,207,028             1,199,130
Diluted earnings per share                                            $3.72                 $3.33                 $3.06


                             TALBOT BANCSHARES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                (Dollars in Thousands, except per share amounts)

                                                                     September 30,      December 31,
 ASSETS:                                                                2000               1999
 -------                                                             -------------      ------------
                                                                      (unaudited)

 Cash and due from banks                                             $    10,035       $    5,535
Federal funds sold                                                         5,024           24,714
Investment securities:
   Held-to-maturity, at amortized cost (fair value of $ 5,546,
   and $8,162 respectively)                                                5,626            8,302
   Available for sale, at fair value                                      70,942           64,888
Loans, less allowance for credit losses ($2,880
and $2,743 respectively)                                                 237,671          216,033
Bank premises and equipment, net                                           2,980            2,978
Other real estate owned                                                      161               74
Accrued interest receivable on loans and investment securities             3,017            2,122
Deferred income taxes                                                      1,321            1,430
Other assets                                                                 518              993
                                                                      ----------        ---------

   TOTAL ASSETS                                                         $337,295         $327,069
                                                                        ========         ========

LIABILITIES:
-----------
Deposits:
   Non-interest bearing demand                                         $  31,027        $  31,691
   NOW and Super NOW                                                      51,783           50,104
   Certificates of deposit $100,000 or more                               59,521           58,324
   Other time and savings                                                135,229          133,829
                                                                       ---------         --------
       Total Deposits                                                    277,560          273,948

Short-term borrowings                                                     19,071           16,343
Other liabilities                                                          1,388              896
                                                                      ----------         --------

   TOTAL LIABILITIES                                                     298,019          291,187
                                                                        --------          -------

STOCKHOLDERS' EQUITY:
--------------------
Common  Stock,  Par  Value  $.01;   authorized  25,000,000  shares;
   issued  and outstanding:
     September 30, 2000   1,195,534
     December 31, 1999    1,193,308                                           12               12
 Surplus                                                                  12,821           12,724
Retained earnings                                                         27,435           24,312
Accumulated other comprehensive income (loss)                               (992)          (1,166)
                                                                       ---------        ---------

   TOTAL STOCKHOLDERS' EQUITY                                             39,276           35,882
                                                                       ---------         --------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                $337,295         $327,069
                                                                        ========         ========

See accompanying notes to Condensed Consolidated Financial Statements.


                             TALBOT BANCSHARES, INC.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                (Dollars in thousands, except per share amounts)

                                                                 Nine Months Ended September 30,
                                                                    2000              1999
                                                               -------------     ------------
INTEREST INCOME
   Loans, including fees                                       $ 14,765         $ 12,805
   Interest and dividends on investment securities
     Taxable                                                      3,082            3,219
     Tax-exempt                                                      84              125
   Federal funds sold                                               378              359
                                                               --------        ---------

       Total interest income                                     18,309           16,508
                                                                 ------         --------

INTEREST EXPENSE
     Certificates of deposit, $100,000 or more                    2,122            1,659
     Other deposits                                               5,296            5,156
     Other interest                                                 666              495
                                                                -------          -------

       Total interest expense                                     8,084            7,310
                                                                 ------           ------

NET INTEREST INCOME                                              10,225            9,198

PROVISION FOR CREDIT LOSSES                                         224              180
                                                                -------          -------

NET INTEREST INCOME AFTER PROVISION FOR
   CREDIT LOSSES                                                 10,001            9,018
                                                                 ------           ------

NONINTEREST INCOME
   Service charges on deposit accounts                              693              610
   Loss on sale of securities                                         1               12
   Other noninterest income                                         869              102
                                                                -------          -------

       Total noninterest income                                   1,563              724
                                                                  -----            -----

NONINTEREST EXPENSES
   Salaries and employee benefits                                 2,926            2,721
   Expenses of premises and fixed assets                            596              562
   Other noninterest expense                                      1,528            1,472
                                                                 ------           ------

       Total noninterest expense                                  5,050            4,755
                                                                 ------           ------

INCOME BEFORE TAXES ON INCOME                                     6,514            4,987

Federal and State income taxes                                    2,317            1,720
                                                                -------          -------

NET INCOME                                                       $4,197           $3,267
                                                                 ======           ======

   Basic earnings per commons share                              $ 3.51           $ 2.74
   Diluted earnings per common share                             $ 3.46           $ 2.69
   Dividends declared per common share                          $   .90           $  .75


      See accompanying notes to Condensed Consolidated Financial Statements.

                             TALBOT BANCSHARES, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
                             (Dollars in thousands)

                                                                                    For the Nine Months Ended September 30,
                                                                                       2000                     1999
                                                                                       ----                     ----
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Income                                                                         $  4,197                 $ 3,267
   Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation and amortization                                                         390                     448
     Discount accretion on debt securities                                                (281)                    (40)
     Discount accretion on matured debt securities                                         264                      10
     Gain on sale of securities                                                              1                     (12)
     Loss on sale of bank equipment                                                          2                      12
     Provision for credit losses                                                           224                      77
     Loss on other real estate owned                                                        11                       8
     Net changes in:
       Accrued interest receivable                                                        (895)                   (275)
       Other assets                                                                        475                     276
       Accrued interest payable on deposits                                                159                     (60)
       Other liabilities                                                                   333                    (103)
                                                                                --------------          --------------
       Net cash provided by operating activities                                         4,880                   3,608
                                                                                --------------          --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from sales of securities available for sale                                  1,000                   6,073
   Proceeds from maturities and principal payments of securities
     available for sale                                                                 53,736                  12,114
   Purchase of securities available for sale                                           (60,642)                (13,084)
   Proceeds from maturities and principal payments of securities
     held to maturity                                                                    2,981                   7,843
   Purchase of securities held to maturity                                                (311)                 (3,382)
   Net increase in loans                                                               (21,182)                (15,710)
   Purchase of loans                                                                      (680)                 (1,400)
   Proceeds from sale of loans                                                               -                     881
   Purchase of bank premises and equipment                                                (257)                   (294)
   Proceeds from sale of equipment                                                          20                       -
   Proceeds from sale of other real estate owned                                           102                     132
   Purchase other real estate owned                                                       (200)                    (50)
                                                                                --------------            ------------
       Net cash used by investing activities                                           (25,433)                 (6,877)
                                                                                --------------            ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net increase in demand, NOW, money market and
     savings deposits                                                                      478                   1,181
   Net increase in certificates of deposit                                               3,134                   3,534
   Net increase in securities sold under agreement to repurchase                         2,728                   1,506
   Proceeds from issuance of common stock                                                  126                      84
   Purchase of common stock                                                                (29)                    (30)
   Dividends paid                                                                       (1,074)                   (895)
                                                                                --------------            ------------
       Net cash provided by financing activities                                         5,363                   5,380
                                                                                --------------            ------------

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                                   (15,190)                  2,111
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        30,249                  20,407
                                                                                --------------            ------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                        $     15,059             $    22,518
                                                                                 =============            ============


                             Talbot Bancshares, Inc.
              Notes to Condensed Consolidated Financial Statements
                                   (Unaudited)

   1) The unaudited condensed consolidated financial statements of Talbot Bancshares, Inc. (the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of the management of the Company, all adjustments necessary to present fairly the financial position at September 30, 2000, the results of operations for the nine month periods ended September 30, 2000 and 1999, and cash flows for the nine month periods ended September 30, 2000 and 1999. The results of operations for the nine months ended September 30, 2000 are not necessarily indicative of the results to be expected for the full year. For further information, refer to the audited consolidated financial statements and footnotes included in the 1999 Annual Report to Shareholders and Form 10-K.

   2) Year to date basic earnings per share is arrived at by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the period of 1,194,127 shares for 2000 and 1,192,327 for 1999. The diluted earnings per share calculation is arrived at by dividing net income by the weighted average number of shares outstanding, adjusted for the dilutive effect of outstanding options and warrants. The adjusted average shares for the nine months ended September 30, 2000 and 1999 were 1,214,170 and 1,214,630, respectively.

   3) Under the  provisions  of  Statements  of Financial  Accounting  Standards
(SFAS) Nos. 114 and 118, "Accounting by Creditors for Impairment of a Loan" a loan is considered impaired if it is probable that the Company will not collect all principal and interest payments according to the loan's contracted terms. The impairment of a loan is measured at the present value of expected future cash flows using the loan's effective interest rate, or at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. Interest income generally is not recognized on specific impaired loans unless the likelihood of further loss is remote. Interest payments received on such loans are applied as a reduction of the loan principal balance. Interest income on other nonaccrual loans is recognized only to the extent of interest payments received.

Information with respect to impaired loans and the related valuation allowance is shown below:


                                                                      September 30,        December 31,
(Dollars in thousands)                                                   2000                 1999
                                                                         ----                 ----
Impaired loans with valuation allowance                                  $  135                 -
Impaired loans with no valuation allowance                                  455               773
                                                                       --------          --------
     Total impaired loans                                               $   590           $   773
                                                                        =======           =======

Allowance for credit losses applicable to impaired loans                $   135           $     -
Allowance for credit losses applicable to other than impaired loans       2,745             2,743
                                                                        -------           -------
     Total allowance for credit losses                                  $ 2,880           $ 2,743
                                                                        =======           =======

Interest income on impaired loans recorded on the cash basis                 26                32
                                                                      =========         =========

     Interest income of $75,000 would have been recorded for the period ended September 30, 2000 had the loans been current and in accordance with their original terms. Impaired loans do not include groups of smaller balance homogenous loans such as residential mortgage and consumer installment loans that are evaluated collectively for impairment. Reserves for probable credit losses related to these loans are based upon historical loss ratios and are included in the allowance for credit losses.

     4)In the normal course of business, to meet the financial needs of its customers, the Bank is a party to financial instruments with off-balance sheet risk. These financial instruments include commitments to extend credit and standby letters of credit. At September 30, 2000 total commitments to extend credit were approximately $56,473,000. Outstanding letters of credit were approximately $4,233,000 at September 30, 2000.

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following tables set forth certain pro forma combined condensed financial information of Shore Bancshares and Talbot Bancshares presented using the pooling-of-interests method of accounting for the merger. The pro forma combined condensed balance sheet gives effect to the acquisition as of September 30, 2000. The pro forma combined condensed statements of income give effect to the acquisition as of September 30, 2000 and December 31, 1999. The information in the tables is not necessarily indicative of the results that would have been achieved had such transaction been consummated on such dates and should not be construed as representative of future operations.


                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                               September 30, 2000

                                                   Shore                     Talbot                                  Pro Forma
                                             Bancshares, Inc.           Bancshares, Inc.      Adjustments(s)        Consolidated
                                             ---------------            ---------------       -------------         ------------
(Dollars in Thousands)
ASSETS:
Cash and due from banks                         $   8,023                  $ 10,035                  -              $ 18,058
Federal funds sold                                  1,449                     5,024                  -                 6,473
Investment Securities
  Held to maturity                                 16,958                     5,626                  -                22,584
  Available for sale                               32,081                    70,942                  -               103,023
Loans, less allowance for credit losses           133,450                   237,671                  -               371,121
Bank premises and equipment                         3,958                     2,980                  -                 6,938
Accrued interest receivable                         1,713                     3,017                  -                 4,730
Investment in unconsolidated subsidiary             1,057                      -                     -                 1,057
Goodwill                                            1,659                      -                     -                 1,659
Other Assets                                        2,212                     2,000                  -                 4,212
                                               -----------------------------------------------------------------------------
             Total Assets                        $202,560                 $ 337,295                  -              $539,855
                                               =============================================================================

LIABILITIES:
Noninterest bearing demand                        $21,564                   $31,027                  -               $52,591
Interest bearing transaction                       26,371                    51,783                  -                78,154
Time $100,000 or more                              20,030                    59,521                  -                79,551
Other time and savings                            104,551                   135,229                  -               239,780
                                               -----------------------------------------------------------------------------
    Total Deposits                                172,516                   277,560                  -               450,076
Short-term borrowings                                 281                    19,071                  -                19,352
Accrued interest payable                              231                       633                  -                   864
Other liabilities                                     711                       755                  -                 1,466
Long term debt                                      5,000                      -                     -                 5,000
                                               -----------------------------------------------------------------------------
     Total liabilities                            178,739                   298,019                  -               476,758
                                               -----------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
Common stock                                           19                        12                 22                    53
Surplus                                            10,078                    12,821                (22)               22,877
Retained earnings                                  14,209                    27,435                  -                41,644
Accumulated other comprehensive income               (485)                     (992)                 -                (1,477)
                                               -----------------------------------------------------------------------------
     Total Stockholders' Equity                    23,821                    39,276                  -                63,097
                                               -----------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity       $202,560                  $337,295                  -             $ 539,855
                                               =============================================================================

(a) Capital adjustment reflects the effect of the conversion of Talbot Bancshares, Inc. common stock for 2.85 shares of Shore Bancshares, Inc. Common stock accounted for as a pooling-of-interests.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                               September 30, 2000


                                                   Shore                     Talbot                                    Pro Forma
                                             Bancshares, Inc.           Bancshares, Inc.      Adjustments             Consolidated
                                             ----------------           ----------------      -----------             ------------
(Dollars in Thousands)
INTEREST INCOME:                                                                                     -
Interest and fees on loans                   $   8,503                   14,765                      -                $ 23,268
Interest and dividends on securities
  Taxable                                        1,910                    3,082                      -                   4,992
  Tax exempt securities                            297                       84                      -                     381
Interest on federal funds sold                      71                      378                      -                     449
                                               -------------------------------------------------------------------------------
      Total interest income                     10,781                   18,309                      -                  29,090
                                               -------------------------------------------------------------------------------
INTEREST EXPENSE:                                                                                    -
Certificates of deposit, $100,000 or more          730                    2,122                      -                   2,852
Other deposits                                   3,799                    5,296                      -                   9,095
 Short term borrowings                             154                      666                      -                     820
Long term debt                                     301                        0                      -                     301
                                               -------------------------------------------------------------------------------
     Total interest expense                      4,984                    8,084                      -                  13,068
                                               -------------------------------------------------------------------------------
   Net interest income                           5,797                   10,225                      -                  16,022
Provision for credit losses                         75                      224                      -                     299
                                               -------------------------------------------------------------------------------
    Net interest income after
      provision for credit losses                5,722                   10,001                      -                  15,723
                                               -------------------------------------------------------------------------------
NONINTEREST INCOME:                                                                                  -
Service charges on deposit accounts                657                      693                      -                   1,350
Gain(loss) on sale of investment securities        (49)                       1                      -                     (48)
Other noninterest income                           869                      188                      -                   1,057
                                               -------------------------------------------------------------------------------
     Total noninterest income                      796                    1,563                      -                   2,359
                                               -------------------------------------------------------------------------------
NONINTEREST EXPENSE:
  Salaries and Employee Benefits                 1,893                    2,926                      -                   4,819
  Premises and fixed assets                        437                      596                      -                   1,033
  Other noninterest expense                      1,216                    1,528                      -                   2,744
                                               -------------------------------------------------------------------------------
        Total noninterest expense                3,546                    5,050                      -                   8,596
                                               -------------------------------------------------------------------------------
INCOME BEFORE TAXES                              2,972                    6,514                      -                   9,486
Federal and State Income taxes                   1,057                    2,317                      -                   3,374
                                               -------------------------------------------------------------------------------
NET INCOME                                     $ 1,915                   $4,197                      -                 $ 6,112
                                               ===============================================================================

Basic earnings per share(a)                      $1.00                    $3.51                                          $1.15
Diluted earnings per share(a)                    $1.00                    $3.46                                          $1.14
Dividends declared per share(b)                  $0.43                    $0.90                                          $0.36

(a) Shore Bancshares pro-forma earnings per common share, basic and diluted, represents historical net income for Shore Bancshares and Talbot Bancshares combined on the assumption that Shore Bancshares and Talbot Bancshares have been combined for the periods presented on a pooling of interests basis, divided by the sum of the total number of shares of Shore Bancshares common stock outstanding at such date and the total number of Talbot Bancshares common stock outstanding at such date multiplied by the exchange ratio of
     2.85 shares of Shore Bancshares common stock issued for Talbot Bancshares common stock, and including the dilutive securities in the case of diluted pro-forma income per common share.

(b) Pro-forma cash dividends per share of Shore Bancshares common stock is calculated by dividing the historical amount of dividends declared by Shore Bancshares and Talbot Bancshares by the sum of the total number of Shore Bancshares common stock outstanding at such date and the total number of shares of Talbot Bancshares common stock outstanding at such date multiplied by the exchange ratio of 2.85 shares of Shore Bancshares common stock issued for Talbot Bancshares common stock.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                December 31, 1999


                                                   Shore              Talbot                        Pro Forma
                                             Bancshares, Inc.    Bancshares, Inc.   Adjustments    Consolidated
                                             ----------------    ----------------   -----------    ------------
(Dollars in Thousands) INTEREST INCOME:

Interest and fees on loans                       $   9,718             17,367              -        $ 27,085
Interest and dividends on securities
  Taxable                                            2,466              4,307              -           6,773
  Tax exempt securities                                436                154              -             590
Interest on federal funds sold                         438                549              -             987
                                              --------------------------------------------------------------
      Total interest income                         13,058             22,377              -          35,435
                                              --------------------------------------------------------------
INTEREST EXPENSE:
Certificates of deposit, $100,000 or more              823              2,325              -           3,148
Other deposits                                       5,041              6,889              -          11,930
 Short term borrowings                                  10                677              -             687
Long term debt                                         274                  0              -             274
                                              --------------------------------------------------------------
     Total interest expense                          6,148              9,891              -          16,039
                                              --------------------------------------------------------------
   Net interest income                               6,910             12,486              -          19,396
Provision for credit losses                              0                240              -             240
                                              --------------------------------------------------------------
    Net interest income after
      provision for credit losses                    6,910             12,246              -          19,156
                                              --------------------------------------------------------------
NONINTEREST INCOME:
Service charges on deposit accounts                    808                761              -           1,739
Gain(loss) on sale of investment securities             21                 12              -              33
Other noninterest income                               324                211              -             366
                                              --------------------------------------------------------------
     Total noninterest income                        1,153                985              -           2,138
                                              --------------------------------------------------------------
NONINTEREST EXPENSE:
  Salaries and Employee Benefits                     2,437              3,605              -           6,042
  Premises and fixed assets                            592                781              -           1,373
  Other noninterest expense                          1,630              1,916              -           3,546
                                              --------------------------------------------------------------
        Total noninterest expense                    4,659              6,302              -          10,961
                                              --------------------------------------------------------------
INCOME BEFORE TAXES                                  3,404              6,929              -          10,333
Federal and State Income taxes                       1,119              2,409              -           3,528
                                              --------------------------------------------------------------
NET INCOME                                          $2,285            $ 4,520              -           6,805
                                              ==============================================================

Basic earnings per share(c)                          $1.19              $3.79                          $1.28
Diluted earnings per share(c)                        $1.19              $3.72                          $1.27
Dividends declared per share(d)                      $0.54              $1.15                          $0.45

(c) Shore Bancshares pro-forma earnings per common share, basic and diluted, represents historical net income for Shore Bancshares and Talbot Bancshares combined on the assumption that Shore Bancshares and Talbot Bancshares have been combined for the periods presented on a pooling of interests basis, divided by the sum of the total number of shares of Shore Bancshares common stock outstanding at such date and the total number of Talbot Bancshares common stock outstanding at such date multiplied by the exchange ratio of
     2.85 shares of Shore Bancshares common stock issued for Talbot Bancshares common stock, and including the dilutive securities in the case of diluted pro-forma income per common share.

(d) Pro-forma cash dividends per share of Shore Bancshares common stock is calculated by dividing the historical amount of dividends declared by Shore Bancshares and Talbot Bancshares by the sum of the total number of Shore Bancshares common stock outstanding at such date and the total number of shares of Talbot Bancshares common stock outstanding at such date multiplied by the exchange ratio of 2.85 shares of Shore Bancshares common stock issued for Talbot Bancshares common stock.